UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 10, 2019
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.
Our land-and-expand strategy continues to succeed, as customers subscribe to a broader set of solutions on our platform. One metric of continuing interest to investors is the contribution to growth from our SEC filings business, which includes documents mandated by The Securities Exchange Act of 1934, such as Form 10-K and Form 10-Q. More than 2,500 companies use the Workiva platform for their SEC filings, as of September 30, 2019. Workiva estimates that its bookings from new logos and new solution sales in the SEC and SEDAR filings markets accounted for 16.2% of total subscription bookings for the full year 2018 and accounted for 13.1% of total subscription bookings in the first three quarters of 2019.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of December, 2019.

WORKIVA INC.

By:	/s/ J. Stuart Miller
Name:	J. Stuart Miller
Title:	Executive Vice President and Chief Financial Officer